Investments (Net Unrealized Gains (Losses) on Available for Sale Fixed Maturity Securities Reported as a Separate Component of Stockholders' Equity) (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Investments [Abstract]
Net unrealized gains (losses) on available for sale fixed maturity securities	$ (5,065,422)	$ 4,309,606
Deferred income tax valuation allowance reversal	22,534	22,534
Deferred income tax expense	1,063,441	(905,047)
Net unrealized gains (losses) reported as accumulated other comprehensive income (loss)	$ (3,979,447)	$ 3,427,093